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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 12, 2001

                                 DrugMax, Inc.
            ------------------------------------------------------
                         (formerly DrugMax.com, Inc.)
            (Exact name of registrant as specified in its charter)

     STATE OF NEVADA                    1-15445                  34-1755390
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                          12505 Starkey Road, Suite A
                             Largo, Florida  33773
                   (Address of principal executive offices)

      Registrant's telephone number, including area code:  (727) 533-0431


Item 5. Other Events.

        On November 12, 2001, DrugMax, Inc. (the "Company") issued a press release announcing its financial results for the second quarter ended September 30, 2001. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.


Item 7. Financial Statements and Exhibits.

        (a)  Financial Statements of Business

             None.

        (b)  Pro Forma Financial Information.

             None.

        (c)  Exhibits.

             Exhibit
             Number             Exhibit Description
             -------            -------------------
             99.1      Press Release, dated November 12, 2001.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DRUGMAX, INC.



                                      By  /s/ William L. LaGamba
                                         ---------------------------------------
                                         William L. LaGamba, President and
                                         Chief Operations Officer

Dated:  November 12, 2001
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                                 EXHIBIT INDEX


Exhibit
Number      Exhibit Description
-------     -------------------
99.1        Press Release, dated November 12, 2001.